Caldwell Trust Company
                      Venice, Florida 34292












                        Custody Agreement






                               for






                       C/Funds Group, Inc.


                       C/Fund Fund Series
                        Custody Agreement


THIS AGREEMENT is made between the parties named below:

CUSTOMER:      C/Fund Fund Series
               of C/Funds Group, Inc.

CUSTODIAN:     Caldwell Trust Company
               201 Center Road, Venice, FL 34292



      Section 1 - Designation and Appointment of Custodian
The CUSTODIAN has been duly designated and appointed by the Board of Directors of the CUSTOMER as the safekeeping agent for the CUSTOMER's securities and similar investments. Therefore, the CUSTOMER hereby appoints the CUSTODIAN to provide custodial and related services to CUSTOMER.


         Section 2 - Delivery and Ownership of Property
The CUSTOMER will deliver from time to time property acceptable to CUSTODIAN to be held in accordance with the terms of this agreement. The CUSTOMER is the owner of all property held hereunder and CUSTODIAN is acting solely as an agent of the CUSTOMER for the purposes set forth herein.


              Section 3 - Authorized Access Persons
Two officers of the CUSTOMER, named in the "Corporate Resolution" attached to this Agreement, are duly authorized and permitted by the Board of Directors of the CUSTOMER to have access to property of the CUSTOMER deposited with the CUSTODIAN. Access to property so deposited shall be had only by two or more of such persons jointly.


                     Section 4 - Investments
The CUSTODIAN is hereby empowered to invest, sell and/or reinvest CUSTOMER's assets, securities or properties and to take delivery or to deliver or to arrange for deliveries and receipts of such assets securities or properties in the normal course of performing all necessary duties hereunder, only upon instructions from authorized representatives or agents of OMNIVEST RESEARCH CORPORATION as the investment advisor to this fund series. Instructions from authorized representatives or agents of the CUSTOMER's investment advisor in regard to purchase, sale or delivery of assets, securities or properties may, but need not be, in writing and CUSTOMER assumes all risks resulting from action taken by CUSTODIAN in good faith as a result of having taken such instructions. CUSTODIAN shall not be required to comply with any direction to purchase securities unless or until there is sufficient cash or equivalents available for such purpose, or with any direction to sell securities unless such securities are held in or to the order of the Account at the time in a form satisfactory to CUSTODIAN. Expenses incurred in effecting any of the foregoing transactions shall be charged to the Account unless the CUSTOMER makes provisions or gives instructions otherwise. CUSTODIAN shall undertake the collection of any item held as the same matures.


                       Section 5 - Income
The   CUSTODIAN  shall  collect  income  on  the  property   held
hereunder,  pay  expenses  and  make  remittances  as   directed,
authorized   or  agreed,  and/or  reinvest  income  as   CUSTOMER
instructs.


                     Section 6 - Statements
Periodically as mutually agreed, CUSTODIAN shall furnish to CUSTOMER or to CUSTOMER's Investment Advisor, daily cash balances, statements of assets and statements of all receipts and disbursements and shall furnish annually data for the preceding year to assist the CUSTOMER in preparing returns for income tax purposes on the property held hereunder.


                       Section 7 - Nominee
CUSTODIAN may register all or any part of the property either in the name of CUSTODIAN, or in any name or nominee, or may retain them unregistered and in bearer form.


                  Section 8 - Payment of Taxes
The CUSTOMER is responsible for the payment of all taxes assessed on or with respect to any property held hereunder and income collected thereon and agrees to hold CUSTODIAN harmless therefor.


                    Section 9 - Compensation
The  compensation  of  the Agent shall be  at  the  Current  Rate
Structure  attached  to  this  Agreement  as  Schedule  A.   Such
compensation of Agent shall be as mutually agreed from time to time between Agent and CUSTOMER.


Section 10 - Withdrawal of Property and Termination of Agreement The CUSTOMER may withdraw any and all property held hereunder only upon presentation to CUSTODIAN of documentation satisfactory to CUSTODIAN, authorizing such withdrawal or termination, it being clearly established herein that it is the intent of this provision to mean that any such withdrawal of assets, securities or properties by CUSTOMER in kind or in cash is to made by CUSTOMER's authorized officer or agent only upon presentation of a resolution of CUSTOMER's Board of Directors, signed by all directors of the CUSTOMER, with signatures attested to by the Secretary of C/Funds Group, Inc., and signed under seal, with the language in the resolution to explicitly authorize such specific withdrawal or termination. The final withdrawal of all property held hereunder shall terminate this agreement. CUSTODIAN shall have the right to terminate this agreement at any time upon giving the CUSTOMER written notice. CUSTODIAN shall deliver the property as soon as practicable upon either a withdrawal or termination, but prior to delivery may require re-registration of any property held in its nominee form.


               Section 11 - Authority of CUSTOMER
The CUSTOMER certifies that it has legal authority to enter into this agreement. A certified copy of a resolution designating and appointing the CUSTODIAN and stating the names of the officers duly authorized to act on behalf of CUSTOMER, along with specimen signatures of said officers, is attached hereto, and Agent shall be authorized to accept instructions, as may be permitted in this Agreement, from such named person or persons until receipt by it of a certified copy of a new resolution conferring authority upon another person or persons to act similarly.


                   Section 12 - Law Governing
The laws of the State of Florida shall govern the interpretation of this agreement.


                      Section 13 - General
The CUSTOMER's tax identification number is: 59-2464979.


This agreement shall bind the respective successors and assigns of the parties hereto for the period of January 1, 2000 through December 31, 2000.


     IN WITNESS WHEREOF, the CUSTOMER and CUSTODIAN have executed this agreement in duplicate on the 22nd day of November, 1999.



                             Customer:

Attest:                      C/Fund Fund Series
                             C/Funds Group, Inc.

                                 /signature/
                             By
                                  Roland G. Caldwell, Jr.
                                  President

                             Custodian:

Attest:                      Caldwell Trust Company

                                 /signature/
                             By
                                  Roland G. Caldwell
                                  Chief Executive Officer

                           Schedule A
                     Custodian Compensation

                      November 22, 1999
                              Date



The  current  rate  of  compensation is .3% of  portfolio  market
value.   This  rate may be changed from time to time as  mutually
agreed between the COMPANY and the CUSTODIAN.

















                        Custody Agreement






                               for






                       C/Funds Group, Inc.


                   C/Growth Stock Fund Series
                        Custody Agreement


THIS AGREEMENT is made between the parties named below:

CUSTOMER:      C/Growth Stock Fund Series
               of C/Funds Group, Inc.

CUSTODIAN:     Caldwell Trust Company
               201 Center Road, Venice, FL 34292



      Section 1 - Designation and Appointment of Custodian
The CUSTODIAN has been duly designated and appointed by the Board of Directors of the CUSTOMER as the safekeeping agent for the CUSTOMER's securities and similar investments. Therefore, the CUSTOMER hereby appoints the CUSTODIAN to provide custodial and related services to CUSTOMER.


         Section 2 - Delivery and Ownership of Property
The CUSTOMER will deliver from time to time property acceptable to CUSTODIAN to be held in accordance with the terms of this agreement. The CUSTOMER is the owner of all property held hereunder and CUSTODIAN is acting solely as an agent of the CUSTOMER for the purposes set forth herein.


              Section 3 - Authorized Access Persons
Two officers of the CUSTOMER, named in the "Corporate Resolution" attached to this Agreement, are duly authorized and permitted by the Board of Directors of the CUSTOMER to have access to property of the CUSTOMER deposited with the CUSTODIAN. Access to property so deposited shall be had only by two or more of such persons jointly.


                     Section 4 - Investments
The CUSTODIAN is hereby empowered to invest, sell and/or reinvest CUSTOMER's assets, securities or properties and to take delivery or to deliver or to arrange for deliveries and receipts of such assets securities or properties in the normal course of performing all necessary duties hereunder, only upon instructions from authorized representatives or agents of OMNIVEST RESEARCH CORPORATION as the investment advisor to this fund series. Instructions from authorized representatives or agents of the CUSTOMER's investment advisor in regard to purchase, sale or delivery of assets, securities or properties may, but need not be, in writing and CUSTOMER assumes all risks resulting from action taken by CUSTODIAN in good faith as a result of having taken such instructions. CUSTODIAN shall not be required to comply with any direction to purchase securities unless or until there is sufficient cash or equivalents available for such purpose, or with any direction to sell securities unless such securities are held in or to the order of the Account at the time in a form satisfactory to CUSTODIAN. Expenses incurred in effecting any of the foregoing transactions shall be charged to the Account unless the CUSTOMER makes provisions or gives instructions otherwise. CUSTODIAN shall undertake the collection of any item held as the same matures.


                       Section 5 - Income
The   CUSTODIAN  shall  collect  income  on  the  property   held
hereunder,  pay  expenses  and  make  remittances  as   directed,
authorized   or  agreed,  and/or  reinvest  income  as   CUSTOMER
instructs.


                     Section 6 - Statements
Periodically as mutually agreed, CUSTODIAN shall furnish to CUSTOMER or to CUSTOMER's Investment Advisor, daily cash balances, statements of assets and statements of all receipts and disbursements and shall furnish annually data for the preceding year to assist the CUSTOMER in preparing returns for income tax purposes on the property held hereunder.


                       Section 7 - Nominee
CUSTODIAN may register all or any part of the property either in the name of CUSTODIAN, or in any name or nominee, or may retain them unregistered and in bearer form.


                  Section 8 - Payment of Taxes
The CUSTOMER is responsible for the payment of all taxes assessed on or with respect to any property held hereunder and income collected thereon and agrees to hold CUSTODIAN harmless therefor.


                    Section 9 - Compensation
The  compensation  of  the Agent shall be  at  the  Current  Rate
Structure  attached  to  this  Agreement  as  Schedule  A.   Such
compensation of Agent shall be as mutually agreed from time to time between Agent and CUSTOMER.


Section 10 - Withdrawal of Property and Termination of Agreement The CUSTOMER may withdraw any and all property held hereunder only upon presentation to CUSTODIAN of documentation satisfactory to CUSTODIAN, authorizing such withdrawal or termination, it being clearly established herein that it is the intent of this provision to mean that any such withdrawal of assets, securities or properties by CUSTOMER in kind or in cash is to made by CUSTOMER's authorized officer or agent only upon presentation of a resolution of CUSTOMER's Board of Directors, signed by all directors of the CUSTOMER, with signatures attested to by the Secretary of C/Funds Group, Inc., and signed under seal, with the language in the resolution to explicitly authorize such specific withdrawal or termination. The final withdrawal of all property held hereunder shall terminate this agreement. CUSTODIAN shall have the right to terminate this agreement at any time upon giving the CUSTOMER written notice. CUSTODIAN shall deliver the property as soon as practicable upon either a withdrawal or termination, but prior to delivery may require re-registration of any property held in its nominee form.


               Section 11 - Authority of CUSTOMER
The CUSTOMER certifies that it has legal authority to enter into this agreement. A certified copy of a resolution designating and appointing the CUSTODIAN and stating the names of the officers duly authorized to act on behalf of CUSTOMER, along with specimen signatures of said officers, is attached hereto, and Agent shall be authorized to accept instructions, as may be permitted in this Agreement, from such named person or persons until receipt by it of a certified copy of a new resolution conferring authority upon another person or persons to act similarly.


                   Section 12 - Law Governing
The laws of the State of Florida shall govern the interpretation of this agreement.


                      Section 13 - General
The CUSTOMER's tax identification number is: 59-3127655.


This agreement shall bind the respective successors and assigns of the parties hereto for the period of January 1, 2000 through December 31, 2000.


     IN WITNESS WHEREOF, the CUSTOMER and CUSTODIAN have executed this agreement in duplicate on the 22nd day of November, 1999.



                             Customer:

Attest:                      C/Growth Stock Fund Series
                             C/Funds Group, Inc.

                                 /signature/
                             By
                                  Roland G. Caldwell, Jr.
                                  President

                             Custodian:

Attest:                      Caldwell Trust Company

                                 /signature/
                             By
                                  Roland G. Caldwell
                                  Chief Executive Officer

                           Schedule A
                     Custodian Compensation

                      November 22, 1999
                              Date



The  current  rate  of  compensation is .3% of  portfolio  market
value.   This  rate may be changed from time to time as  mutually
agreed between the COMPANY and the CUSTODIAN.

















                        Custody Agreement






                               for






                       C/Funds Group, Inc.


                    C/Government Fund Series
                        Custody Agreement


THIS AGREEMENT is made between the parties named below:

CUSTOMER:      C/Government Fund Series
               of C/Funds Group, Inc.

CUSTODIAN:     Caldwell Trust Company
               201 Center Road, Venice, FL 34292



      Section 1 - Designation and Appointment of Custodian
The CUSTODIAN has been duly designated and appointed by the Board of Directors of the CUSTOMER as the safekeeping agent for the CUSTOMER's securities and similar investments. Therefore, the CUSTOMER hereby appoints the CUSTODIAN to provide custodial and related services to CUSTOMER.


         Section 2 - Delivery and Ownership of Property
The CUSTOMER will deliver from time to time property acceptable to CUSTODIAN to be held in accordance with the terms of this agreement. The CUSTOMER is the owner of all property held hereunder and CUSTODIAN is acting solely as an agent of the CUSTOMER for the purposes set forth herein.


              Section 3 - Authorized Access Persons
Two officers of the CUSTOMER, named in the "Corporate Resolution" attached to this Agreement, are duly authorized and permitted by the Board of Directors of the CUSTOMER to have access to property of the CUSTOMER deposited with the CUSTODIAN. Access to property so deposited shall be had only by two or more of such persons jointly.


                     Section 4 - Investments
The CUSTODIAN is hereby empowered to invest, sell and/or reinvest CUSTOMER's assets, securities or properties and to take delivery or to deliver or to arrange for deliveries and receipts of such assets securities or properties in the normal course of performing all necessary duties hereunder, only upon instructions from authorized representatives or agents of OMNIVEST RESEARCH CORPORATION as the investment advisor to this fund series. Instructions from authorized representatives or agents of the CUSTOMER's investment advisor in regard to purchase, sale or delivery of assets, securities or properties may, but need not be, in writing and CUSTOMER assumes all risks resulting from action taken by CUSTODIAN in good faith as a result of having taken such instructions. CUSTODIAN shall not be required to comply with any direction to purchase securities unless or until there is sufficient cash or equivalents available for such purpose, or with any direction to sell securities unless such securities are held in or to the order of the Account at the time in a form satisfactory to CUSTODIAN. Expenses incurred in effecting any of the foregoing transactions shall be charged to the Account unless the CUSTOMER makes provisions or gives instructions otherwise. CUSTODIAN shall undertake the collection of any item held as the same matures.


                       Section 5 - Income
The   CUSTODIAN  shall  collect  income  on  the  property   held
hereunder,  pay  expenses  and  make  remittances  as   directed,
authorized   or  agreed,  and/or  reinvest  income  as   CUSTOMER
instructs.


                     Section 6 - Statements
Periodically as mutually agreed, CUSTODIAN shall furnish to CUSTOMER or to CUSTOMER's Investment Advisor, daily cash balances, statements of assets and statements of all receipts and disbursements and shall furnish annually data for the preceding year to assist the CUSTOMER in preparing returns for income tax purposes on the property held hereunder.


                       Section 7 - Nominee
CUSTODIAN may register all or any part of the property either in the name of CUSTODIAN, or in any name or nominee, or may retain them unregistered and in bearer form.


                  Section 8 - Payment of Taxes
The CUSTOMER is responsible for the payment of all taxes assessed on or with respect to any property held hereunder and income collected thereon and agrees to hold CUSTODIAN harmless therefor.


                    Section 9 - Compensation
The  compensation  of  the Agent shall be  at  the  Current  Rate
Structure  attached  to  this  Agreement  as  Schedule  A.   Such
compensation of Agent shall be as mutually agreed from time to time between Agent and CUSTOMER.


Section 10 - Withdrawal of Property and Termination of Agreement The CUSTOMER may withdraw any and all property held hereunder only upon presentation to CUSTODIAN of documentation satisfactory to CUSTODIAN, authorizing such withdrawal or termination, it being clearly established herein that it is the intent of this provision to mean that any such withdrawal of assets, securities or properties by CUSTOMER in kind or in cash is to made by CUSTOMER's authorized officer or agent only upon presentation of a resolution of CUSTOMER's Board of Directors, signed by all directors of the CUSTOMER, with signatures attested to by the Secretary of C/Funds Group, Inc., and signed under seal, with the language in the resolution to explicitly authorize such specific withdrawal or termination. The final withdrawal of all property held hereunder shall terminate this agreement. CUSTODIAN shall have the right to terminate this agreement at any time upon giving the CUSTOMER written notice. CUSTODIAN shall deliver the property as soon as practicable upon either a withdrawal or termination, but prior to delivery may require re-registration of any property held in its nominee form.


               Section 11 - Authority of CUSTOMER
The CUSTOMER certifies that it has legal authority to enter into this agreement. A certified copy of a resolution designating and appointing the CUSTODIAN and stating the names of the officers duly authorized to act on behalf of CUSTOMER, along with specimen signatures of said officers, is attached hereto, and Agent shall be authorized to accept instructions, as may be permitted in this Agreement, from such named person or persons until receipt by it of a certified copy of a new resolution conferring authority upon another person or persons to act similarly.


                   Section 12 - Law Governing
The laws of the State of Florida shall govern the interpretation of this agreement.


                      Section 13 - General
The CUSTOMER's tax identification number is: 59-3127652.


This agreement shall bind the respective successors and assigns of the parties hereto for the period of January 1, 2000 through December 31, 2000.


     IN WITNESS WHEREOF, the CUSTOMER and CUSTODIAN have executed this agreement in duplicate on the 22nd day of November, 1999.



                             Customer:

Attest:                      C/Government Fund Series
                             C/Funds Group, Inc.

                                 /signature/
                             By
                                  Roland G. Caldwell, Jr.
                                  President

                             Custodian:

Attest:                      Caldwell Trust Company

                                 /signature/
                             By
                                  Roland G. Caldwell
                                  Chief Executive Officer

                           Schedule A
                     Custodian Compensation

                     November 22, 1999
                              Date



The  current  rate  of  compensation is .3% of  portfolio  market
value.   This  rate may be changed from time to time as  mutually
agreed between the COMPANY and the CUSTODIAN.

















                        Custody Agreement






                               for






                       C/Funds Group, Inc.


           C/Community Association Reserve Fund Series
                        Custody Agreement


THIS AGREEMENT is made between the parties named below:

CUSTOMER:      C/Community Association Reserve Fund Series
               of C/Funds Group, Inc.

CUSTODIAN:     Caldwell Trust Company
               201 Center Road, Venice, FL 34292



      Section 1 - Designation and Appointment of Custodian
The CUSTODIAN has been duly designated and appointed by the Board of Directors of the CUSTOMER as the safekeeping agent for the CUSTOMER's securities and similar investments. Therefore, the CUSTOMER hereby appoints the CUSTODIAN to provide custodial and related services to CUSTOMER.


         Section 2 - Delivery and Ownership of Property
The CUSTOMER will deliver from time to time property acceptable to CUSTODIAN to be held in accordance with the terms of this agreement. The CUSTOMER is the owner of all property held hereunder and CUSTODIAN is acting solely as an agent of the CUSTOMER for the purposes set forth herein.


              Section 3 - Authorized Access Persons
Two officers of the CUSTOMER, named in the "Corporate Resolution" attached to this Agreement, are duly authorized and permitted by the Board of Directors of the CUSTOMER to have access to property of the CUSTOMER deposited with the CUSTODIAN. Access to property so deposited shall be had only by two or more of such persons jointly.


                     Section 4 - Investments
The CUSTODIAN is hereby empowered to invest, sell and/or reinvest CUSTOMER's assets, securities or properties and to take delivery or to deliver or to arrange for deliveries and receipts of such assets securities or properties in the normal course of performing all necessary duties hereunder, only upon instructions from authorized representatives or agents of OMNIVEST RESEARCH CORPORATION as the investment advisor to this fund series. Instructions from authorized representatives or agents of the CUSTOMER's investment advisor in regard to purchase, sale or delivery of assets, securities or properties may, but need not be, in writing and CUSTOMER assumes all risks resulting from action taken by CUSTODIAN in good faith as a result of having taken such instructions. CUSTODIAN shall not be required to comply with any direction to purchase securities unless or until there is sufficient cash or equivalents available for such purpose, or with any direction to sell securities unless such securities are held in or to the order of the Account at the time in a form satisfactory to CUSTODIAN. Expenses incurred in effecting any of the foregoing transactions shall be charged to the Account unless the CUSTOMER makes provisions or gives instructions otherwise. CUSTODIAN shall undertake the collection of any item held as the same matures.


                       Section 5 - Income
The   CUSTODIAN  shall  collect  income  on  the  property   held
hereunder,  pay  expenses  and  make  remittances  as   directed,
authorized   or  agreed,  and/or  reinvest  income  as   CUSTOMER
instructs.


                     Section 6 - Statements
Periodically as mutually agreed, CUSTODIAN shall furnish to CUSTOMER or to CUSTOMER's Investment Advisor, daily cash balances, statements of assets and statements of all receipts and disbursements and shall furnish annually data for the preceding year to assist the CUSTOMER in preparing returns for income tax purposes on the property held hereunder.


                       Section 7 - Nominee
CUSTODIAN may register all or any part of the property either in the name of CUSTODIAN, or in any name or nominee, or may retain them unregistered and in bearer form.


                  Section 8 - Payment of Taxes
The CUSTOMER is responsible for the payment of all taxes assessed on or with respect to any property held hereunder and income collected thereon and agrees to hold CUSTODIAN harmless therefor.


                    Section 9 - Compensation
The  compensation  of  the Agent shall be  at  the  Current  Rate
Structure  attached  to  this  Agreement  as  Schedule  A.   Such
compensation of Agent shall be as mutually agreed from time to time between Agent and CUSTOMER.


Section 10 - Withdrawal of Property and Termination of Agreement The CUSTOMER may withdraw any and all property held hereunder only upon presentation to CUSTODIAN of documentation satisfactory to CUSTODIAN, authorizing such withdrawal or termination, it being clearly established herein that it is the intent of this provision to mean that any such withdrawal of assets, securities or properties by CUSTOMER in kind or in cash is to made by CUSTOMER's authorized officer or agent only upon presentation of a resolution of CUSTOMER's Board of Directors, signed by all directors of the CUSTOMER, with signatures attested to by the Secretary of C/Funds Group, Inc., and signed under seal, with the language in the resolution to explicitly authorize such specific withdrawal or termination. The final withdrawal of all property held hereunder shall terminate this agreement. CUSTODIAN shall have the right to terminate this agreement at any time upon giving the CUSTOMER written notice. CUSTODIAN shall deliver the property as soon as practicable upon either a withdrawal or termination, but prior to delivery may require re-registration of any property held in its nominee form.


               Section 11 - Authority of CUSTOMER
The CUSTOMER certifies that it has legal authority to enter into this agreement. A certified copy of a resolution designating and appointing the CUSTODIAN and stating the names of the officers duly authorized to act on behalf of CUSTOMER, along with specimen signatures of said officers, is attached hereto, and Agent shall be authorized to accept instructions, as may be permitted in this Agreement, from such named person or persons until receipt by it of a certified copy of a new resolution conferring authority upon another person or persons to act similarly.


                   Section 12 - Law Governing
The laws of the State of Florida shall govern the interpretation of this agreement.


                      Section 13 - General
The CUSTOMER's tax identification number is: 59-3127651.


This agreement shall bind the respective successors and assigns of the parties hereto for the period of January 1, 2000 through December 31, 2000.


     IN WITNESS WHEREOF, the CUSTOMER and CUSTODIAN have executed this agreement in duplicate on the 22nd day of November, 1999.



                             Customer:

Attest:                      C/Community   Association    Reserve
                             Fund Series
                             C/Funds Group, Inc.

                                 /signature/
                             By
                                  Roland G. Caldwell, Jr.
                                  President

                             Custodian:

Attest:                      Caldwell Trust Company

                                 /signature/
                             By
                                  Roland G. Caldwell
                                  Chief Executive Officer

                           Schedule A
                     Custodian Compensation

                      November 22, 1999
                              Date



The  current  rate  of  compensation is .3% of  portfolio  market
value.   This  rate may be changed from time to time as  mutually
agreed between the COMPANY and the CUSTODIAN.